UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD	1

Item 9.01 Financial Statements and Exhibits	1

Exhibit 99.1

Exhibit 99.2
EX-99.1
EX-99.2

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Item 7.01 Regulation FD
     On April 29, 2010, Ixia (the “Company”) held a conference call for analysts and investors to discuss its financial results for the fiscal first quarter ended March 31, 2010 and the Company’s business outlook for the second quarter ending June 30, 2010. Following the call, the Company issued a press release providing information regarding access to a transcript of the Company’s prepared comments for the conference call and to an audio replay of the conference call.
     A copy of the prepared comments for the conference call is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release regarding access to the transcript and to the audio replay is attached and furnished as Exhibit 99.2 hereto.
     The information in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of Prepared Comments for Conference Call held on April 29, 2010
99.2	Press Release dated April 29, 2010 of the Company
99.3
Press Release dated April 29, 2010 of the Company (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010)

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: April 30, 2010	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Prepared Comments for Conference Call held on April 29, 2010
99.2	Press Release dated April 29, 2010 of the Company